U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 28, 2003



                              INTERGOLD CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



         0-25455                                          88-0365453
(Commission file number)                    (I.R.S. Employer Identification No.)




                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230
                    (Address of Principal Executive Offices)


                                 (360) 332-1354
                           (Issuer's telephone number)

Items 2 through 6 and 8 not applicable.

Item 1. Changes in Control of Registrant.

     Debt Settlements

     On March 25, 2003, the board of directors of Intergold Corporation, a Nevada corporation (the "Company") authorized the execution of settlement agreements between the Company and certain creditors of the Company, and the subsequent issuance of 63,001,343 shares of its restricted common stock as follows. On March 15, 2003, the board of directors of the Company received certain conversion notices regarding conversion of Series A Preferred shares and Series B Preferred shares and all then accrued and unpaid dividends into shares of common stock, and authorized the subsequent issuance of 16,187,000 shares of its restricted common stock as follows.

     (a) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $659,862.25 to Sonanini Holdings Ltd. ("Sonanini") for prior advances made by Sonanini to the Company evidenced by certain promissory notes and advances and accrued interest thereon. Therefore, the Company and Sonanini entered into a settlement agreement dated March 15, 2003 (the "Sonanini Settlement Agreement"). Pursuant to the terms of the Sonanini Settlement Agreement, (i) the Company agreed to settle the $659,862.25 aggregate debt due and owing Sonanini by the issuance of 32,993,113 shares of its restricted common stock at the rate of $0.02 per share (based on the average trading price of $0.013 per share on total volume of 1,382,900 shares of the Company's common stock trading on the OTC Bulletin Board from October 1, 2002 to January 17,
2003); and (ii) Sonanini agreed to accept the issuance of the 32,993,113 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the Sonanini Settlement Agreement.

     (b) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $600,164.60 to TriStar Financial Services, Inc. ("TriStar") for (i) prior services rendered by TriStar on behalf of the Company including, but not limited to, financial, administrative and managerial; and (ii) prior advances made by TriStar to the Company evidenced by certain promissory notes and accrued interest thereon. Therefore, the Company and TriStar entered into a settlement agreement dated March 25, 2003 (the "TriStar Settlement Agreement"). Pursuant to the terms of the TriStar Settlement Agreement, (i) the Company agreed to settle the $600,164.60 debt due and owing TriStar by the issuance of 30,008,230 shares of its restricted common stock at the rate of $0.02 per share (based on the average trading price of $0.013 per share on total volume of 1,382,900 shares of the Company's common stock trading on the OTC Bulletin Board from October 1, 2002 to January 17, 2003); and (ii) TriStar agreed to accept the issuance of the 30,008,230 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the TriStar Settlement Agreement.

     Conversion of Series A Preferred Shares and Series B Preferred Shares

     As of December 31, 2002, there were 6,200,000 Series A Preferred shares issued and outstanding. Each Series A Preferred share is convertible into one share of common stock of the Company and all then accrued and unpaid dividends are convertible into common stock at the conversion price of $0.25 per share. As of December 31, 2002, there were 2,510,000 Series B Preferred shares issued and outstanding. Each Series B Preferred share is convertible into one share of common stock of the Company and all then accrued and unpaid dividends are convertible into common stock at the conversion price of $0.50 per share.

     (a) On March 15, 2003, the Company received conversion notices from certain holders of Series A Preferred shares. Based upon the respective conversion notices, the Board of Directors of the Company authorized the issuance of an aggregate 11,685,900 shares of common stock as follows: (i) 6,200,000 shares of common stock for the conversion of 6,200,000 shares of Series A Preferred Stock on a one-to-one basis; and (ii) 5,485,900 shares of common stock for conversion of the accrued and unpaid dividends at the conversion price of $0.25 per share.

     (b) On March 15, 2003, the Company received conversion notices from certain holders of Series B Preferred shares. Based upon the respective conversion notices, the Board of Directors of the Company authorized the issuance of an aggregate 4,501,100 shares of common stock as follows: (i) 2,510,000 shares of common stock for the conversion of 2,510,000 shares of Series B Preferred Stock on a one-to-one basis; and (ii) 1,991,000 shares of common stock for conversion of the accrued and unpaid dividends at the conversion price of $0.50 per share.

     As a result of the issuance of an aggregate 79,188,343 shares of restricted common stock on March 25, 2003 pursuant to the Sonanini Settlement Agreement, the Tri Star Settlement Agreement and conversion of Series A Preferred stock and Series B Preferred Stock, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officers and director, and all officers and directors as a group. As of the date of this Report, there are 156,328,943 shares of the Company's common stock issued and outstanding.


----------------------------------------------------------------------------------------------------
Title of Class               Name and Address                  Amount and Nature          Percent of
                            of Beneficial Owner            of Beneficial Ownership         of Class
----------------------------------------------------------------------------------------------------
                                                                            (1)
Common Stock     Sonanini Holdings Ltd.                            34,226,513               21.89%
                 Suite 1006 - 100 Park Royal
                 West Vancouver, B.C.
                 Canada V7T 1A2
                                                                            (1)
Common Stock     TriStar Financial                                 31,957,630               20.44%
                  Services Inc.
                 435 Martin Street, Suite 2000
                 Blaine, Washington 98270
                                                                            (1)
Common Stock     Intergold Mining                                  17,424,300               11.15%
                  Corporation
                 3305 W. Spring Mountain Road
                 Suite 60
                 Las Vegas, Nevada 89102
                                                                            (1)
Common Stock     Buffy Holdings Ltd.                                8,467,400                5.42%
                 C/O Frederick Gottlieb
                 P.O. Box AB20405 Marsh Harbor, Abaco Bahamas
                                                                            (1)
Common Stock     Alexander Cox                                     14,445,000                9.24%
                 Suite 428 - 755 Burrard Street
                 Vancouver, B.C.  V6Z 1X6
                                                                            (2)
Common Stock     All officers and directors                         1,000,000                 .64%
                 as a group (1 person)

----------------------------------------------------------------------------------------------------

(1)  These are restricted shares of common stock.

(2) Includes the assumption of the exercise of 1,000,000 options by the officer/director as option holder pursuant to the terms of the Non-Qualified Stock Option Plan to purchase 500,000 shares of restricted common stock at $0.50 per share and 500,000 shares of restricted common stock at $1.00 per share, respectively.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          Not applicable.

     (b) Pro Forma Financial Information

          Not applicable.

     (c) Exhibits.

          10.1 Settlement Agreement dated March 15, 2003 between Intergold Corporation and Sonanini Holdings Ltd.

          10.2 Settlement Agreement dated March 15, 2003 between Intergold Corporation and Tristar Financial Services, Inc.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            INTERGOLD CORPORATION


Date: March 28, 2003                        By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President